January 2012 JP Morgan Healthcare Conference clinical quality innovative care models better communities Exhibit 99.1

Leading Home Health & Hospice
Forward-looking statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual
Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and
Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
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www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we
have posted additional important
information such as press releases,
profiles concerning our business
and clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-
critical information regarding the
Company in advance of or in lieu of
distributing a press release or a
filing with the SEC disclosing the
same information.

Leading Home Health & Hospice
Company overview

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• Founded in 1982, publicly listed 1994
• 572 locations in 45 states
• $1.5 billion in TTM revenue
• Leading provider of home health
services
- Services include skilled nursing
and therapy services
• Growing hospice business
• 94% of home health revenue is
episodic based (both Medicare &
non-Medicare)
16,850 employees
Home Health Division:
-3Q11 admissions of 69,000
-8.4 million annualized visits
Hospice Division:
- Average daily census = 4,902
- Average length of stay = 86 days
1 For the quarter ended September 30, 2011
Stats
Revenue Mix
83%
17%
Home Health Hospice

4 Care Center Locations 2004 108 - Home Health locations 2 - Hospice locations Leading Home Health & Hospice

Care Center Locations 2011 5 482 - Home Health locations 90 - Hospice locations *As of September 30, 2011 Leading Home Health & Hospice

Leading Home Health & Hospice
Home Health Base Rate Changes

1.9%
2.1%
0.0%
3.3%
-2.9%
0.1%
1.8%
-5.2%
-2.4%
-6.0%
-5.0%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
2004 2005 2006 2007 2008 2009 2010 2011 2012

Leading Home Health & Hospice
Value Proposition
• Home health is the lowest total cost, lowest daily cost, and provides care over the longest period of time
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*Source: National Association for Home Health & Hospice, Medpac June 2011 Data Book
Hospital SNF Hospice Home
Health
Average Cost of Stay $30,380 $16,794 $11,008 $5,848
Average Length of Stay 4.9 days 27 days 86 days 120 days
Per Diem Cost $6,200 $622 $128 $49

Leading Home Health & Hospice
Operational Focus

• Realignment
– Enhanced leadership focus on growth - organic and managed care
– Managing continuum of  post acute care
Combining leadership of home health and hospice under Jim Robinson
Reorganizing field into 5 geographic regions
Better capture of home health and hospice synergies
– Closing/consolidating of ~50 care centers
Annualized revenue of $34 million  and $10 million in contribution losses
• Operating tenets
– Clinical
– Growth
– Efficiency

Leading Home Health & Hospice
Focus on Operating Tenets

• Clinical Outcomes
– Exceeded or met 8 out of 8 outcomes vs. footprint of reported measures
* Lower % is better
Source:  Medicare
Amedisys vs. Footprint – Outcomes June 2011
58
52
66
68
70
91
53
28
53
51
62
65
58
89
44
28
0
10
20
30
40
50
60
70
80
90
100
Impovement in
Ambulation
Improvement in
Transferring
Improvement in
Bathing
Improvement in
Pain
Breathing
Improvement
Improvement of
Surgical Wounds
Improvement in
Mgmt of Oral
Meds
Acute Care
Hospitalization*
Amedisys Footprint

Leading Home Health & Hospice
Focus on Operating Tenets

• Clinical Focus
– Care Transitions
– Investing in clinical leadership team
– AMS3
• Quality recognitions
– CMS quality bonus payments in 2010
and 2011
– Home Care Elite

Leading Home Health & Hospice
Focus on Operating Tenets

• Growth
– Organic
Leadership focus
Market intelligence
Managed care
Going deep in markets
Incentives
– Longer term consolidation opportunities

Leading Home Health & Hospice
Focus on Operating Tenets

• Efficiency
– ERP System
– Industry leading operating system (AMS)
– Point-of-care
• Future system enhancements
– Technical
– Economics
– Strategic
– Clinical
– Quality
– Connectivity

Leading Home Health & Hospice Financial Review 13

Leading Home Health & Hospice
Financial highlights

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2004 2005 2006 2007 2008 2009 2010 2011
Revenue Projected Revenue Projected Adj. EPS
Adj. EPS

Leading Home Health & Hospice

Summary financial results
($ in millions, except per share data)
2009 2010 3Q10 3Q11
Net revenue $1,513.5 $1,634.3 $404.7 $374.9
Adjusted EBITDA 261.8 242.0 51.9 29.4
Adjusted EBITDA Margin 17.3% 14.8% 12.8% 7.8%
Adjusted Fully-diluted EPS $4.89 $4.29 $0.89 $0.36
1 Adjusted EBITDA, a non-GAAP financial measure, is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest (income) expense, and depreciation and amortization plus certain adjustments (i.e. certain items incurred in 2010 and 2011, which are detailed in our Form 8-K filed with the Securities and Exchange
Commission on February 22, 2011 and November 1, 2011, respectively).  Adjusted diluted earnings per share, a non-GAAP financial measure, is defined as diluted earnings per share plus the earnings per share effect of the certain adjustments noted above.  These non-GAAP financial measures should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance.  The calculations of these non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.
1
1

Leading Home Health & Hospice

Summary performance results
2009 2010 3Q10 3Q11
Home Health
Agencies at period end 521 486 537 482
Total visits 8,702,146 9,065,549 2,260,608 2,113,413
Episodic-based admissions 231,782 253,763 63,472 58,145
Completed episodes 411,975 424,988 104,997 98,020
Revenue per episode $3,166 $3,311 $3,294 $2,975
Hospice
Agencies at period end 65 67 72 90
Total admissions 9,002 11,510 2,782 4,608
Daily census 2,150 2,880 2,978 4,902
Average length of stay 82 87 87 86

Leading Home Health & Hospice

Summary balance sheet
Dec. 31, 2010 Sep. 30, 2011
Assets
Cash $       120.3 $       29.5
Accounts Receivable, Net 141.5 151.2
Property and Equipment 138.6 146.9
Goodwill 791.4 335.8
Other 108.1 183.4
Total Assets $    1,299.9 $      846.8
Liabilities and Equity
Debt $       181.9 $        153.3
All Other Liabilities 238.3 181.5
Equity 879.7 512.0
Total Liabilities and Equity $   1,299.9 $      846.8
Leverage Ratio 0.8x 0.9x

Leading Home Health & Hospice 18 Liquidity • Cash balance at 9/30/11 = $29M • Available line of credit (LOC): 9/30/11 = $231M • 2011 Cash Flow - Cap Ex = ~$75M - $85M • Days Sales Outstanding = 35.9

Leading Home Health & Hospice

Guidance
Calendar Year 2011
Net revenue: $1.475 - $1.5 billion
EPS: $1.90 - $2.00
Diluted shares: 29.3 million
2
Guidance excludes the effects of the following:  non-cash impairment charge, any future acquisitions, if any are made; effects of any share repurchases; non-recurring costs (i.e. certain items) that may be incurred during the year; or the impact of the final 2012 Medicare rate changes.
Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on
November 1, 2011.
1
2
1

Leading Home Health & Hospice
Investment Rationale
• Favorable industry growth rates
• IT infrastructure/scalability
• Clinical quality and innovation
• Strong liquidity and capital position
• Market share capture opportunities

Leading Home Health & Hospice
Contact information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office: 225.299.3391
Fax: 225.298.6435
kevin.leblanc@amedisys.com
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